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UHF INCORPORATED.
Chunshugou Luanzhuang Village, Zhuolu County
 Zhangjiakou, Hebei Province, China, 075600

INFORMATION STATEMENT
(Dated July 25, 2014)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. BY WRITTEN CONSENT IN LIEU OF A MEETING OF STOCKHOLDERS, STOCKHOLDERS OWNING A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE APPROVED AN AGREEMENT AND PLAN OF MERGER WITH OUR NEWLY FORMED NEVADA WHOLLY-OWNED SUBSIDIARY PURSUANT TO WHICH WE WILL BE REINCORPORATED IN NEVADA.  A VOTE OF THE REMAINING STOCKHOLDERS IS NOT NECESSARY.

Introduction

                This Information Statement is being furnished on or about the date first set forth above to holders of record as of the close of business on July 4, 2014 (the "Record Date") of the common stock, par value $.001 per share, of UHF Incorporated, a Delaware corporation (“UHF,” "we,” "our" or the "Company"), in connection with  the merger of UHF with and into its newly-formed wholly-owned subsidiary, Adamant DRI Processing and Minerals Group, a Nevada corporation, pursuant to an Agreement and Plan of Merger dated as of July 4, 2014 (the “Merger Agreement”), annexed as Appendix A hereto, as a result of which our state of incorporation will be changed from Delaware to Nevada (the “Reincorporation Merger”) and our corporate name will be changed to Adamant DRI Processing and Minerals Group.

The Reincorporation Merger was approved by unanimous written consent in lieu of a meeting of our Board of Directors signed on the Record Date and by written consent in lieu of a meeting of stockholders owning in the aggregate 67.58% of our outstanding voting shares as of the Record Date signed on July 4, 2014 (the “Stockholder Consent”). As of the Record Date, we had outstanding 45,926,278 shares of common stock and one share of series A convertible preferred stock convertible into an additional 17,839,800 shares of common stock at such time as we amend our certificate of incorporation to increase the number of authorized shares of common stock or merge with and into another corporation which has sufficient shares of authorized but unissued shares of common stock for issuance upon conversion. The series A convertible preferred stock votes together with the common stock on an as converted basis on all matters submitted to stockholders, including the election of directors, with the one outstanding share of series A convertible preferred stock entitled to 17,839,800 votes.  For purposes of computing the total voting power of the shares owned by the individuals and entities listed in the table below, the number of outstanding voting shares is 63,766,078.

The name of the stockholders of record who signed the Stockholder Consent, the number and percent of shares of voting stock owned by each stockholder and the names of the beneficial owners of the shares are:

Name of Record Stockholder	Name of Beneficial Owner	Number of Shares		Percent

Jiazhen Liu	Jiazhen Liu	17,839,800	*	27.98%
Idea Vantage Limited	Jiazhen Liu	2,658,480		4.17%
Wealth Sino Trading Limited	Changqing Han	7,041,474		11.04%
Sui Feng Limited	Junyan Tian	4,526,412		7.10%
True South Limited	Xia Wang	4,424,970		6.94%
Splended Shine Limited	Fengqin Ji	4,369,002		6.85%
Changkui Zhu	Changkui Zhu	2,230,412		3.50%
____
*Represents one share of series A convertible preferred stock

Approval of the Reincorporation Merger by a written consent in lieu of a meeting of stockholders signed by the holders of a majority of our outstanding shares of common stock is sufficient under Section 228 of the Delaware General Corporation Law. Accordingly, no proxy of our stockholders will be solicited for a vote on the Reincorporation Merger and this Information Statement is being furnished to stockholders solely to provide them with certain information concerning the Reincorporation Merger in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations promulgated thereunder, including particularly Regulation 14C, and Section 228(e) of the Delaware General Corporation Law. In accordance with Regulation 14C, the Reincorporation Merger will not be effectuated prior to the 21st day after this Information Statement is mailed to stockholders of record as of the Record Date.

Security Ownership of Certain Beneficial Owners and Management

Change in Control

HC Limited Transaction

On June 24, 2014, certain of our directors, officers, principal stockholders and two other stockholders sold a total of 11,024,444 shares of our common stock, representing approximately 95% of our then outstanding shares of common stock, to HC Consulting Limited, a Hong Kong entity (“HC Consulting”), pursuant to a Stock Purchase Agreement dated as of June 19, 2014 (the “HC Consulting Transaction”). As a result, HC Consulting became the principal stockholder of the Company. The following individuals and entities sold the number of shares indicated below to HC Consulting in the HC Consulting Transaction:

Name of Record Stockholder	Name of Beneficial Owner	Position	Number of Shares

Frontera Holdings Limited Partnership	Omar Cunha	Director, CEO and President	1,986,248

Lawrence Burstein	Lawrence Burstein	Director, Treasurer and Secretary	1,986,250

WIT Global Services Inc.	Sidney Levy	Director	1,986,248

Nissen Investments LLC	Selmo Nissenbaum	---	1,986,248

Peter van Voorst Vader	Peter van Voorst Vader	---	1,986,248

Shelly Schoppe	Shelly Schoppe	----	546,601

Wayne Brannan	Wayne Brannan	----	546,601

On June 24, 2014, in conjunction with the closing of the HC Transaction, our then Board of Directors elected Changkui Zhu and Zhengting Deng as directors of the Company, and Mr. Zhu as Chief Executive Officer and Mr. Deng as Chief Financial Officer, of the Company, effective upon the closing, and Messrs. Cunha and Burstein resigned all of their positions with the Company, and Messrs. Levy and Vincent J. McGill resigned as directors of the Company, effective at the closing. For information concerning Messrs. Zhu and Deng, see “Directors and Officers.”

Subsequent to the HC Consulting Transaction and in connection with, the acquisition of Target pursuant to the Target Share Exchange Agreement, HC Consulting contributed 9,111,464 shares of common stock to UHF. After giving effect to the contribution of such shares, HG Consulting owns 1,912,980 shares of our common stock, representing approximately 3% of our outstanding voting shares.

Acquisition of Target Acquisitions I, Inc.

 On June 30, 2014, we then a shell company, completed a reverse acquisition transaction through a share exchange with Target and the Target Stockholders whereby we acquired 100% of the outstanding shares of common stock of Target in exchange for a total of 43,375,638 shares of our common stock and one share of our series A convertible preferred stock, convertible into an additional 17,839,800 shares common stock at such time as we amend our certificate of incorporation to increase the number of authorized shares of common stock or merge with and into another corporation which has sufficient shares of authorized but unissued shares of common stock for issuance upon conversion. The series A convertible preferred stock votes together with the common stock on an as converted basis on all matters submitted to stockholders, including the election of directors, with the one outstanding share of series A convertible preferred stock entitled to 17,839,800 votes. As a result of the reverse acquisition, Target became our wholly-owned subsidiary and the former shareholders of Target became our controlling stockholders.  For accounting purposes, the share exchange transaction with Target and the Target Stockholders was treated as a reverse acquisition, with Target as the acquirer and UHF as the acquired party.

As a result of our acquisition of Target, we now own all of the issued and outstanding capital stock of Real Fortune BVI, which in turn owns all of the issued and outstanding capital stock of Real Fortune Holdings Limited, a Hong Kong limited company (“Real Fortune HK”), which in turn owns all of the issued and outstanding capital stock of Zhangjiakou TongDa Mining Technologies Service Co., Ltd., a Chinese limited company (“China Tongda”). China Tongda has entered into a series of agreements with Zhuolu Jinxin Mining Co., Ltd., a Chinese limited company (“China Jinxin”) and its shareholders pursuant to which China Tongda effectively controls the operations of China Jinxin and is entitled to receive the pre-tax profits of China Jinxin.  China Jinxin is an iron ore processing and high grade iron ore concentrate producer. China Jinxin has an iron ore concentrate production line located on the Zhuolu Mine, with an annual capacity of approximately 300,000 tons and associated plant and office buildings.  The Zhuolu Mine is located in Zhuolu County, Zhangjiakou City, Hebei Province, China.

On January 17, 2014, China Tongda acquired all of the outstanding shares of Haixing Huaxin Mining Industry Co., Ltd. (“China Huaxin”), which is expected to produce Direct Reduced Iron (DRI) using advanced reduction rotary kiln technology with iron sand as the principal raw material.  China Huaxin intends to import iron sands from New Zealand, Australia, Indonesia and the Philippines. To date China Huaxin has conducted no business activities other than construction of its DRI production facility (the “DRI Facility”) in Haixing County, Hebei Provice, about 50 km from the nearest port. The total amount expended to construct the DRI Facility, inclusive of both hard and soft costs, was approximately 244,270,000 RMB  or US $39 million and China Huaxin currently has liabilities of approximately 233,470,000 RMB or US$38 million.  Construction of the DRI Facility has been completed and trial production has commenced. It is anticipated that DRI Facility will commence operations in September 2014.

Real Fortune BVI was established in the BVI in September 2010 to serve as an intermediate holding company.  Real Fortune HK was established in HK in April 2010. China Tongda was established in the PRC in August 2010, and in August 2010, the local government of the PRC issued a certificate of approval regarding the foreign ownership of China Tongda by Real Fortune HK.  China Jinxin, our operating affiliate, was established in the PRC in December 2006.

On July 2, 2014, we merged Target, our wholly-owned subsidiary, into our company pursuant to Section 253 of the Delaware General Corporation Law.

The chart below presents our corporate structure after giving effect to the Reincorporation Merger:

Adamant DRI Processing and MineralsGroup (a Nevada corporation)
                                                                              |
                                                                           100%
                           |
                                               China Real Fortune Mining Limited (BVI)
                                                               (“Real Fortune BVI”)
                                                                               |
                                                                            100%
                                                                               |
                                                 Real Fortune Holdings Limited (HK)
                                                              (“Real Fortune HK”)
                                                                              |
                                                                          100%
                                                                              |
                                  Zhangjiakou Tongda Mining Technologies Service Co., Ltd. (PRC)
                                                                     (“WFOE”)
                                                               |                                                        |

                                        VIE Contractual Arrangements       Haixing Huaxin Mining Industry Co., Ltd. (PRC)
                                                               |                                                 (“China Huaxin”)
                                                               |
                                                               |
                                Zhuolu Jinxin Mining Co., Ltd. (PRC)
                                                   (“China Jinxin”)

For additional information concerning our acquisition of Target and the business of China Jinxin and China Huaxin, see our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2014.

Security Ownership

The following table sets forth information concerning beneficial ownership of our common stock as of July 4, 2014 by (i) any person or group with more than 5% of our common stock, (ii) each director, (iii) our chief executive officer and each other executive officer whose cash compensation for the most recent fiscal year exceeded $100,000 and (iv) all such executive officers and directors as a group.  Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, Chunshugou Luanzhuang Village, Zhuolu County, Zhangjiakou, Hebei Province, China, 075600.  To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of securities shown as beneficially owned by them. As of July 4, 2014, we had outstanding 45,926,278 shares of common stock and one share of series A convertible preferred stock convertible into an additional 17,839,800 shares of common stock at such time as we amend our certificate of incorporation to increase the number of authorized shares of common stock or merge with and into another corporation which has sufficient shares of authorized but unissued shares of common stock for issuance upon conversion. The series A convertible preferred stock votes together with the common stock on an as converted basis on all matters submitted to stockholders, including the election of directors, with the one outstanding share of series A convertible preferred stock entitled to 17,839,800 votes.  For purposes of computing the total voting power of the shares owned by the individuals and entities listed in the table below, the number of outstanding voting shares is 63,766,078.

Name of Shareholder	Amount and Nature of Beneficial Ownership	Percent of Common Stock(1)
Our Directors and Executive Officers:
Changkui Zhu, CEO	2,230,412	3.50%
Section 1, Apt.202, Shenlan Apartment Building 2, Xihu Rd., Nankai District Tianjin, China All Directors and Executive officers as a group (one person owning shares)	2,230,412	3.50%

The Owners of More than 5% of Common Stock

Jiazhen Liu	20,498,280(1)(2)	32.15%
Section 1, Apt 609, Building 7, Quxizhongli, Chengyin Rd., Hedong District Tianjin, China Changqing Han	7,041,474	11.04%
Section 65, Apt.105, Yilin Rd., Kuanfuli Hexi District, Tianjin, China Junyan Tian	4,526,412	7.10%
3 tiao, #13, Wanxinzhuang Blvd., Hedong District, Tianjin, China Xia Wang	4,424,970	6.94%
Section 1, Apt.101, Building 2 Shiji Garden, Nanmenwai St. Nankai District, Tianjin, China
Fengqin Ji	4,369,002	6.85%
#7, Apt 201, Building One
 97 Guangdongshanzhuang Rd.
 Hedong District, Tianjin, China
___
(1) Gives effect to the conversion of the series A convertible preferred stock.
(2) Includes 2,658,480 shares owned of record by Idea Vantage Limited, of which Ms. Liu is the beneficial owner.

Directors and Executive Officers

Name	Age	Position
Changkui Zhu	51	Director and Chief Executive Officer
Zhengting Deng	48	Director and Chief Financial Officer

Mr. Changkui Zhu has been a Director and the Chief Executive Officer of Target since September 29, 2011, and has been CEO of Zhuolu Jinxin Mining Co., Ltd. since January 1, 2010, providing fiscal, strategic and operational leadership for Target. From 1997 to 2009, Mr. Zhu was the Vice President of the Shandong Dashan Mining Co., Ltd., where he collected geology information and conducted evaluations on mining in order to develop and design mining exploration projects. During the period from 1991 to 1997, Mr. Zhu worked as a workshop superintendent in Heibei Jinding Mining Co., Ltd, responsible for providing physical solutions and new techniques to increase mining recovery rates and decrease the impurities rate in the ore.  In 1986, Mr. Zhu graduated from Tianjin Second Institute of Light Industry with a degree in mining. Mr. Zhu’s experience in the mining industry qualifies him to serve as a director of the Company.

Mr. Zhengting Deng has been a Director and the Chief Financial Officer of Target since September 29, 2011, and has been the CFO of Zhuolu Jinxin Mining Co., Ltd. since January 1, 2010.  From 2007 to 2009, Mr. Deng was an independent financial consultant. As an independent consultant, Mr. Deng assisted various companies establish an internal control system and improve their organizational structure and corporate accounting system. From 1995 to 2006, Mr. Deng was a financial manager in Shenzhen Xindawei Printing Co., Ltd. Mr. Deng graduated from Zhongnan University of Economics in 1987 with a degree in Accounting. Mr. Deng’s extensive business and financial experience qualifies him to serve as a director of the Company.

There are no family relationships among any of our officers and directors.

Our Board of Directors does not have any committees. None of our directors is independent since they are employees of the Company.

Compensation of Directors

No member of Target’s board of directors received any compensation for his services as a director during the year ended December 31, 2013 and currently no compensation arrangements are in place for the compensation of directors.

Executive Compensation

The following table sets forth information concerning compensation awarded to, earned by or paid to the chief executive officer of Target Acquisitions I, Inc. and the chief executive officer of China Jinxin for services rendered in all capacities during the periods indicated. No other executive officer of Target Acquisitions I, Inc. or China Jinxin received total annual salary and bonus compensation in excess of $100,000 for the year ended December 31, 2013.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Total ($)
Changkui Zhu, Chief Executive Officer *	2013	0	-	0
	2012	0	-	0
___
* Due to the lack of production in 2013 and 2012, the executives of the Company decided to forego any compensation for those years.

Summary of Employment Agreements and Material Terms

Prior to Target’s acquisition of Real Fortune BVI, China Jinxin, our operating affiliate was a private limited company organized under the laws of the PRC, and in accordance with PRC regulations, the salary of our executives was determined by our shareholders.  In addition, each employee is required to enter into an employment agreement.  Accordingly, all our employees, including management, have executed our employment agreement.  Our employment agreements with our executives provide the amount of each executive officer’s salary and establish their eligibility to receive a bonus.  Mr. Changkui Zhu’s employment agreement has been renewed on December 28, 2013, it provides for an annual salary of RMB 42,000 ($6,759), it terminates on December 31, 2018. Mr. Zhengting Deng’s employment agreement has been renewed on December 28, 2013, it provides for annual salary of RMB 49,200 ($7,917), and it terminates on December 31, 2018.

Other than the salary and necessary social benefits required by the government, which are defined in the employment agreement, we currently do not provide other benefits to the officers at this time. Our executive officers are not entitled to severance payments upon the termination of their employment agreements or following a change in control.

We have not provided retirement benefits (other than a state pension scheme in which all of our employees in China participate) or severance or change of control benefits to our named executive officers.

Outstanding Equity Awards at Fiscal Year End

For the year ended December 31, 2013, no director or executive officer of Target received compensation pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan, although we anticipate that we will compensate our officers and directors for services to us with stock or options to purchase stock, in lieu of cash. Our current officers and directors also serve as the officers of China Jinxin, a private company in China. It is likely that we will need to attract new individuals to serve as officers and directors of our Company and that the compensation to be paid to these individuals will be greater than that previously paid to the management of China Jinxin.   Further, as a public company, we might adopt incentive plans, including stock and option plans, in order to compensate management for services rendered to the Company.

d	Certain Relationships and Related Transactions, and Director Independence

Transactions with Related Persons

The following includes a summary of transactions since January 1, 2011, or any currently proposed transaction, in which Target was or we are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

On May 9, 2011, prior to the Real Fortune  BVI Acquisition, China Tongda and China Jinxin and its shareholders entered into the VIE Agreements pursuant to which China Jinxin became China Tongda’s contractually controlled affiliate.  The use of VIE agreements is a common structure used to acquire control of PRC corporations, particularly in certain industries in which foreign investment is restricted or forbidden by the PRC government. Other than their allocable portion of shares in Target, none of the shareholders of China Jinxin received any consideration for entering into the VIE Agreements.  As noted below, however, certain shareholders of China Jinxin transferred all or portions of their anticipated shares in Target to others for consideration. The VIE Agreements included:

(1)	Management Entrustment Agreement: Pursuant to this Agreement China Tongda has the right and obligation to manage all aspects of the operations of China Jinxin and the Board of Directors and shareholders of China Jinxin may not take any actions without the consent of China Tongda. The scope of the authority granted to China Tongda includes, but is not limited to, the right to make all major decisions, the right to manage the assets, capital and finances of China Jinxin, authority for all decisions related to human resources, daily operation management and technical support. To facilitate its exercise of such rights, China Tongda has been granted powers of attorney by the shareholders of China Jinxin granting China Tongda the right to participate in all shareholders’ meetings of China Jinxin and to make all significant decisions at such meetings, including the designation of candidates for election to the Board of China Jinxin. In consideration of its services, China Tongda shall be paid quarterly an amount equal to the pre-tax profits of China Jinxin and shall be required to pay to China Jinxin the amount of any loss incurred by China Jinxin within 30 days of a request for payment. Further, if China Jinxin is unable to pay its debts, China Tongda will be responsible therefor. Similarly, if losses sustained by China Jinxin result in a capital deficiency, China Tongda shall be obligated to make up the deficiency. To facilitate China Tongda’s management of China Jinxin, China Tongda shall have access to and the right to maintain all books and records and other relevant documentation of china Jinxin. Further, during the term of the Management Entrustment Agreement, without the consent of China Jinxin, China Jinxin will not issue, purchase or redeem any of its equity securities; issue any debt or create any liens upon its property or assets, other than for expenses incurred in the ordinary course of business and permitted exceptions; or declare or pay any dividends The term of the Management Entrustment Agreement is for 30 years, or until May 9, 2041, and will be extended automatically for successive 10-year periods thereafter, except that the agreement will terminate (i) at the expiration of the initial 30-year term, or any 10-year renewal term, if China Tongda notifies China Jinxin not less than 30 days prior to the applicable expiration date that it does not want to extend the term, (ii) upon prior written notice from China Tongda, or (iii) upon the date China Tongda acquires all of the assets or at least 51% of the equity interests of China Jinxin.

(2)
Exclusive Purchase Option Agreement: Pursuant to this Agreement China Jinxin and each of China Jinxin’s shareholders granted to China Tongda an exclusive option to purchase all of the assets or outstanding shares of China Jinxin at such time as the purchase of such assets or shares is permissible under the laws of the PRC.  The options are for 30 years and will renew automatically for successive periods of 10 years each unless voluntarily terminated by China Tongda. At such time during the term as China Tongda determines to exercise its option to purchase either the assets or equity of China Jinxin it shall send a notice to China Jinxin or its shareholders, as the case may be.  Upon receipt of such notice, China Jinxin or its shareholders shall take such steps and execute such documents as are necessary to transfer the assets or shares. Unless an appraisal is required by the laws of China, the purchase price of the assets or outstanding equity shall be equal to the lower of (i) the actual registered capital of China Jinxin and (ii) RMB 500,000 ($80,195); provided that if the laws of the PRC do not permit the purchase at that price, the purchase price shall be the lowest price allowed under the laws of the PRC.  All taxes relating to such purchase shall be borne by China Tongda.

(3)
Power of Attorney: Each shareholder of China Jinxin entered into a Power of Attorney irrevocably authorizing China Tongda to exercise all of its rights as a shareholder of China Jinxin. The rights granted include,  without limitation, the right to: (i) attend the shareholders’ meetings of China Jinxin  and execute actions by written consent; (ii) exercise all of  holder’s rights as a shareholder under the laws of the PRC and the Articles of Association of China Jinxin, including but not limited to the right to  transfer or pledge or dispose of the grantor’s shares in China Jinxin; (iii) designate and appoint  the legal representatives, Chairman of the Board of Directors, directors, supervisors, the CEO, the CFO and other senior management members of China Jinxin; (iv) execute the relevant share and/or asset purchase agreements contemplated in the Exclusive Purchase Option Agreement, and to effect the terms of the Equity Pledge Agreement and Exclusive Purchase Option Agreement; and (v) to transfer allocate, or utilize in some other ways the cash dividends and non-cash income of China Jinxin.  The power of attorney shall be in effect as long as the shareholder owns shares of China Jinxin.

(4)
Equity Pledge Agreement: Pursuant to an Equity Pledge Agreement each of the shareholders  of China Jinxin has pledged all of such shareholder’s shares  in China Jinxin as security for the performance by China Jinxin and each of its shareholders of their obligations under the  VIE Agreements. In addition to pledging his shares in the Equity Pledge Agreement, each shareholder has agreed not to impose any encumbrances or restrictions on his shares, not to sell, lease or transfer any of his shares and to provide notice to China Tongda should he receive any notice, order, ruling, verdict or other instrument in relation to the pledged shares or which may affect his ownership of the shares.

The foregoing description of the terms of the Entrusted Management Agreement, the Power of Attorney, the Exclusive Purchase Option Agreement and the Equity Pledge Agreement is qualified in its entirety by reference to the provisions of the agreements which were filed as exhibits 10.7, 10.8, 10.9 and 10.10, respectively, of our Current Report on Form 8-K filed on July 7, 2014 and are incorporated by reference herein.

The shareholders of China Jinxin at the time of entry into the VIE Agreements and the percentage of the outstanding shares of China Jinxin owned by each at that time were as follows: Jianzhen Liu (47.00%), Changqing Han (21.87%), Jianxin Wei (7.18%), Xia Wang (6.33%), Ying Li (3.50%), Jiaqi Liu (3.50%), Jianhua Zhang (3.00%), JunyanTian (1.79%), Fengqin Ji (1.73%), Lixin Shi (1.16%), Huiqin Wang (1.05%), Wenyan Yang (0.79%), Dengwei Gao (0.46%), Shaofeng Han (0.32%),  and Yuqin Wei (0.32%).

In March 2011, Changqing Han transferred shares representing 1.74% of the shares in Target Acquisitions I to Lixin Shi in consideration of RMB 626,707, approximately $96,416.

In March 2011, Jianxin Wei transferred shares representing 0.29% of the shares in Target Acquisitions I to Wenyan Yang in satisfaction of a loan in the amount of RMB 104,426, approximately $16,065.

In March 2011, Jianxin Wei transferred shares representing 6.32% of the shares in Target Acquisitions I to Xia Wang in satisfaction of a loan in the amount of RMB 2,275,141, approximately $350,021.

In March 2011, Jiazhen Liu transferred shares representing 3.67% of the shares in Target Acquisitions I to Wenyan Yang in satisfaction of a loan in the amount of RMB 1,101,210, approximately $169,416.

In March 2011, Jiazhen Liu transferred shares representing 1.53% of the shares in Target Acquisitions I to Huiqin Wang in satisfaction of a loan in the amount of RMB 459,660, approximately $70,717.

In March 2011, Jiazhen Liu transferred shares representing 5.43% of the shares in Target Acquisitions I to Lixin Shi in satisfaction of a loan in the amount of RMB 1,628,550, approximately $250,546.

In March 2011, Jiazhen Liu transferred shares representing 1.99% of the shares in Target Acquisitions I to Shaofeng Han in satisfaction of a loan in the amount of RMB 596,430, approximately $91,758.

In March 2011, Jiazhen Liu transferred shares representing 1.99% of the shares in Target Acquisitions I to Yuqin Wei in satisfaction of a loan in the amount of RMB 596,430, approximately $91,758.

In March 2011, Jiazhen Liu transferred shares representing 11.15% of the shares in Target Acquisitions I to JunyanTian in satisfaction of a loan in the amount of RMB 3,345,930, approximately $514,758.

In March 2011, Jiazhen Liu transferred shares representing 10.76% of the shares in Target Acquisitions I to Fengqin Ji in satisfaction of a loan in the amount of RMB 3,227,490, approximately $496,537.

In March 2011, Jiazhen Liu transferred shares representing 2.88% of the shares in Target Acquisitions I to Dengwei Gao in satisfaction of a loan in the amount of RMB 864,330, approximately $132,974.

In March 2011, Ying Li transferred shares representing 3.50% of the shares in Target Acquisitions I to Chiahua Lee for services rendered at the request of Mr. Li.

In March 2011, Jianhua Zhang transferred shares representing 1.50% of the shares in Target Acquisitions I to Chiahua Lee for services rendered at the request of Mr. Zhang.

In March 2011, Jianhua Zhang transferred shares representing 1.50% of the shares in Target Acquisitions I to Hu Lien-Hsiang for services rendered at the request of Mr. Zhang.

In March 2011, Jiaqi Liu transferred shares representing 3.50% of the shares in Target Acquisitions I to Hu Lien-Hsiang for services rendered at the request of Mr. Liu.

As a result of the foregoing transfers, the percentage of the outstanding shares of Target owned by each of the shareholders of China Jinxin was, immediately after giving effect to the foregoing: Jianzhen Liu (7.60%), Changqing Han (20.13%), Jianxin Wei (0.57%), Xia Wang (12.65%), JunyanTian (12.94%), Fengqin Ji (12.49%), Lixin Shi (8.33%), Huiqin Wang (2.58%), Wenyan Yang (4.75%), Dengwei Gao (3.34%), Shaofeng Han (2.31%),  and Yuqin Wei (2.31%).

Jiaqi Liu, who owns 3.50% of outstanding shares of China Jinxin, is China Jinxin's supervisor and administrative officer and receives an annual salary of RMB 30, 000 ($4,800). Mr. Liu was the only shareholder of China Jinxin receiving a salary or any other compensation from Target.

To finance the upgrade to our production lines and for working capital, we have borrowed monies from Jiazhen Liu, one of our principal shareholders. The amount due to Jiazhen Liu was $10,582,308 as of March 31, 2014. Jiazhen Liu has agreed that the $10,582,308 will not bear interest prior to the commencement of ______________; production pursuant to an amended loan agreement entered on January 16, 2013. Commencing on the production date, interest will begin to accrue at the bank's annual interest rate on certificates of deposit at that time on the amount outstanding from time to time and all amounts inclusive of accrued interest is to be repaid within three years of our commencement of production at the Zhuolu Mine. It is anticipated that production will resume at this facility in September 2014.

Acquisition of Haixing Huaxin Mining Industry Co., Ltd.

On January 23, 2014, with the approval of the local business registration authority, Target acquired all of the outstanding shares of China Huaxin from Jiazhen Liu, Changkui Zhu, Dongli Sun, Meijie Wang and Xingwang Shao, the shareholders of Haixing Huaxin Mining Industry Co., Ltd. (“China Huaxin”) for an aggregate consideration of US$1.65 million, and 5,100,000 shares of Target common stock.  Changkui Zhu is our Chief Executive Officer and a director of our company, and Jiazhen Liu, owned approximately 7.60% of Target’s outstanding shares prior to the acquisition. As stated above, as of March 31, 2014, we were indebted to Jiazhen Liu in the amount of $10,582,308.  Jianzhen Liu received $1.32 million and 4,080,000 shares of Target common stock in consideration for her 80% equity interest in China Huaxin and Changkui Zhu received $165,527 and 510,000 shares of Target common stock in consideration for his 10% equity interest in China Huaxin.

Insider Transactions Policies and Procedures

The Company does not currently have an insider transaction policy.

Director Independence

We currently do not have any independent directors as the term “independent” is defined by the rules of the Nasdaq Stock Market.

Approval of an Agreement and Plan of Merger
 Between our Company and our Newly-Organized Wholly-Owned Nevada Subsidiary
 as a Result of which our Company will Become a Nevada Corporation Named
 Adamant DRI Processing and Minerals Group (the “Reincorporation Merger”)

We have entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which UHF Incorporated  (“UHF”) would be merged with and into its newly-formed wholly-owned subsidiary, Adamant DRI Processing and Minerals Group, a Nevada corporation (“Adamant”), as a result of which our state of incorporation will be changed from Delaware to Nevada (the “Reincorporation Merger”).  The Merger Agreement and the Reincorporation Merger was approved by unanimous written consent in lieu of a meeting of our Board of Directors signed on the Record Date and by written consent in lieu of a meeting of stockholders owning in the aggregate 67.58% of our outstanding voting shares as of the Record Date signed on July 4, 2014 (the “Stockholder Consent”). A copy of the Merger Agreement is annexed as Appendix A to this Information Statement.

Reason for the Reincorporation Merger

We are effectuating the reincorporation from Delaware to Nevada to eliminate our obligation to pay the annual Delaware franchise tax which we expect will result in significant savings to us over the long term. Under Delaware law, the annual franchise tax is based upon the authorized capital of a company, or alternatively, upon the product of the authorized capital stock of a company and a fraction determined by the relationship between a company’s total assets and the number of authorized shares it has issued.  Delaware will not accept the filing of the Certificate of Merger we file in connection with the Reincorporation Merger until we pay Delaware the franchise tax for 2014, pro rated based upon our franchise tax liability for 2013, calculated through the end of the calendar month in which the Reincorporation Merger is effectuated. Under Nevada law, there is no annual franchise tax.

The Reincorporation Merger is not being effected to prevent a change in control, nor is it in response to any present attempt known to our board of directors to acquire control of the Company or obtain representation on our board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of stockholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see “Significant Differences between Delaware and Nevada Law,” below.

Consequences of the Reincorporation Merger

The Reincorporation Merger will effect a change in the legal domicile of the Company from Delaware to Nevada, a change in the name of the Company to Adamant DRI Processing and Minerals Group and other changes of a legal nature, the most significant of which are described below under the heading "Significant Differences between Delaware and Nevada Law." However, the Reincorporation Merger will not result in any change in headquarters, business, management, location of our offices, assets, liabilities or net worth, other than as a result of the costs incident to the Reincorporation Merger. Our management, including all directors and officers, will remain the same in connection with the Reincorporation Merger and will assume identical positions with Adamant DRI Processing and Minerals Group. There will be no employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of the Company in the Reincorporation Merger as a result of the reincorporation. Upon the effective time of the Reincorporation Merger, your shares of UHF common stock will be converted into an equal number of shares of common stock of Adamant DRI Processing and Minerals Group.

The authorized capital stock of UHF consists of 1,000,000 shares of preferred stock, par value $0.001 per share, and 50,000,000 shares of common stock, par value $0.001 per share. The authorized capital stock of Adamant   will consist of 1,000,000 shares of preferred stock, par value $0.001 per share, and 100,000,000 shares of common stock, par value $0.001 per share.  Holders of Adamant common stock will be entitled to equal voting rights, consisting of one vote per share on all matters submitted to a stockholder vote. Holders of Adamant common stock will not have cumulative voting rights. Therefore, holders of a majority of the shares of Adamant common stock voting for the election of directors will be able to elect all of the directors. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Adamant stock entitled to vote will be required to constitute a quorum at any meeting of Adamant stockholders. A vote by the holders of a majority of Adamant’s outstanding shares will be required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our articles of incorporation. In the event of liquidation, dissolution or winding up of our company, either voluntarily or involuntarily, each outstanding share of Adamant common stock will be entitled to share equally in the assets of Adamant.

Holders of Adamant common stock will not have pre-emptive rights or conversion rights and there will be no redemption provisions applicable to Adamant common stock. Holders of Adamant common stock will be entitled to receive dividends when and as declared by Adamant’s board, out of funds legally available therefor.

The articles of incorporation of Adamant, like the certificate of incorporation of UHF, gives the board of directors the power to issue shares of preferred stock in one or more series without stockholder approval. The board of directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The purpose of authorizing the board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of a corporation’s outstanding voting stock. Adamant has no present plans to issue any shares of preferred stock.

Operating as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, we will be governed by Nevada corporate law, while the Company is presently governed by Delaware law. Nevada law may constitute a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater detail immediately below.

Potential Disadvantages of Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Significant Differences between Delaware and Nevada Law

The rights of the Company’s stockholders and the Company’s certificate of incorporation and bylaws are currently governed by Delaware law. The reincorporation shall be effectuated through a merger of UHF with and into Adamant, its wholly owned subsidiary, a Nevada corporation, with Adamant as the surviving corporation. Adamant, as the surviving corporation, will file articles of merger with the Office of the Secretary of State of Nevada and UHF, together with Adamant, will file a certificate of merger with the Office of the Secretary of State of the State of Delaware. Accordingly, after the effective time of the Reincorporation Merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of Adamant. The statutory corporate laws of the State of Nevada, as governed by Chapters 78 and 92A (concerning Mergers) of the Nevada Revised Statutes (“NRS”), are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law (“DGCL”). However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation. The following are summaries of material differences between the current rights of stockholders of UHF and the rights of stockholders of Adamant following the consummation of the Reincorporation Merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to Chapters 78 (concerning Corporations, generally) and 92A (concerning Mergers) of the NRS, as well as the forms of the articles of incorporation and the bylaws of Adamant, which are attached as Appendices B and C, respectively, to this Information Statement, and which will come into effect concurrently with the consummation of the Reincorporation Merger.

General.  As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Removal of Directors.  Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Fiduciary Duty and Business Judgment.    Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation.  As a matter of law, directors and officers are presumed to act in good faith, on an informed basis, and with a view to the interests of the corporation in making business decisions.   In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements, and other financial data prepared or presented by corporate directors, officers, or employees who are reasonably believed to be reliable and competent.   Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers, or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence.  However, directors and officers may not rely on such information, opinions, reports, books of account, or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

In Delaware, directors and members of any committee designated by the board are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports, and statements presented to the corporation by corporate officers, employees, committees of the board of directors, or other persons as to matters the member reasonably believes are within such other person’s professional or expert competence, provided that other person has been selected with reasonable care by or on behalf of the corporation.  Unlike Nevada, Delaware does not extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers.  Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations.  In Nevada, director and officer actions taken in response to a change or potential change in control that do not disenfranchise stockholders are granted the benefits of the business judgment rule.  However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantages of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.   In exercising their powers in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, the interests of the community, and the economy.

Delaware does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions.  In fact, in a number of cases, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders.  Thus, the flexibility granted to directors of Nevada corporations in the context of a hostile takeover are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors. Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from the limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’s creditors.

Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Nevada provides broader indemnification in connection with stockholder derivative lawsuits.  Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing.   Nevada law also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its by-laws.  The Adamant by-laws contain such a prohibition.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

                Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.  The Air Industries Nevada Articles of Incorporation do not include a provision by which Air Industries Nevada elects to opt out of these provisions.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Under Nevada law, Board approval and authorization of stockholders by an absolute majority of outstanding shares entitled to vote is required for a merger or sale of all of the assets of a corporation. However it is not entirely clear under Nevada law if stockholder authorization is required for the sale of less than all of the assets of a corporation. Although a substantial body of law has been developed under Delaware law as to what constitutes the “sale of substantially all of the assets” of a corporation, it is not as easy to determine at what point a sale of virtually all, but less than all, of the assets of a corporation’s assets would be considered a “sale of all the corporation’s assets” requiring stockholder approval under Nevada law, although it is likely that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Dissenters’ Rights.  In both Delaware and Nevada, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights.  Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party, or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.  Holders of securities listed on a national securities exchange or held by at least 2,000 stockholders of record are generally not entitled to dissenters’ rights.   This exception is not, however, available if the articles of incorporation of the corporation issuing the shares state that it is not available, or if the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in Nev. Rev. Stat. § 92A.390(b), or a combination thereof.  Nevada law prohibits a dissenting shareholder from voting his shares or receiving certain dividends or distributions after his dissent.

Under Delaware law, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock that, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or (2) held of record by more than 2,000 stockholders.   Even if the shares of any class or series of stock meet the requirements of subsections (1) or (2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except cash, shares of stock of the issuing corporation or shares of stock of a corporation that is either listed on a national securities exchange or whose stock is held of record by more than 2,000 holders, or a combination thereof.

Delaware allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee as a nominal plaintiff and makes it easier to withdraw from the appraisal process and accept the terms offered in the merger or consolidation.  No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

Special Meetings of the Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise. Under the by-laws of Air Industries Delaware, a special meeting of stockholders may be called upon the request of stockholders holding of record at least 28% of the voting power of the outstanding shares entitled to vote at such meeting. The by-laws of Air Industries Nevada require the calling of a special meeting of stockholders upon the written demand of holders representing not less than ten percent of all votes entitled to be cast on any issue that may be properly proposed to be considered at such a special meeting.

Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board.

Adjournment of Stockholder Meetings. Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

 Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Stockholder Inspection Rights. Under Delaware law, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation's stock ledger, list of stockholders and its other books and records for any proper purpose. Under Nevada law, certain stockholders have the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

Adamant DRI Processing and Minerals Group (Nevada)

            Adamant DRI Processing and Minerals Group, or Adamant, our wholly owned subsidiary, was incorporated under the Chapter 78 of the Nevada Revised Statutes on July 3, 2014 for the purpose of merging with the Company. The address and phone number of Adamant’s principal office are the same as those of the Company.  Prior to the reincorporation merger, Adamant will have no material assets or liabilities and will not have carried on any business.

Upon completion of the Reincorporation Merger, the rights of the stockholders of Adamant will be governed by Chapters 78 and 92A (concerning Mergers) of the NRS and the articles of incorporation and the bylaws of Adamant (the "Nevada Articles of Incorporation" and the "Nevada Bylaws," respectively). The Nevada Articles of Incorporation and the Nevada Bylaws are attached to this Proxy Statement as Appendices B and C, respectively. Except as described above under the caption “Significant Differences between Delaware and Nevada Law,” the rights of stockholders under the Nevada Articles of Incorporation and the Nevada Bylaws are substantially the same as under UHF’s Certificate of Incorporation and By-laws.

The Merger Agreement

The Merger Agreement provides that we will merge with and into Adamant, with Adamant being the surviving corporation. Pursuant to the Merger Agreement, Adamant will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness and contracts. Our existing board of directors and officers will become the board of directors and officers of Adamant for identical terms of office.

At the effective time of the Reincorporation Merger, each outstanding share of common stock, automatically will be converted into one share of common stock, par value $0.001, of Adamant ("Nevada common stock"). You will not have to exchange your existing stock certificates of the Company for stock certificates of Adamant. However, after consummation of the Reincorporation Merger, any shareholder desiring a new form of stock certificate (at their option and at their expense) may submit the existing stock certificate to Adamant’s transfer agent for cancellation, and obtain a new Nevada form of certificate.

The Merger Agreement and the Reincorporation Merger was approved by unanimous written consent in lieu of a meeting of our Board of Directors signed on the Record Date and by written consent in lieu of a meeting of stockholders owning in the aggregate 67.58% of our outstanding voting shares as of the Record Date signed on July 4, 2014, and by the board of directors of Adamant and by our company, as the sole stockholder of Adamant.

The Merger Agreement may be terminated and abandoned by action of the Board of Directors of our company at any time prior to the effective time of the Reincorporation Merger, if the Board of Directors of our company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of our company and its stockholders.

Certain Federal Income Tax Consequences of the Reincorporation.

UHF intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation Merger qualifies as a tax-free reorganization, the holders of the UHF common stock will not recognize any gain or loss under the Federal tax laws as a result of the consummation of the Reincorporation Merger, and neither will UHF nor Adamant. Each stockholder will have the same basis in Adamant’s common stock received as a result of the reincorporation as that holder has in the common stock of UHF’s held at the time the Reincorporation Merger is consummated. Each holder’s holding period in Adamant’s common stock received as a result of the Reincorporation Merger will include the period during which such holder held the common stock of UHF at the time the Reincorporation Merger is consummated, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation Merger.

This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Effective Time

It is anticipated that the Reincorporation Merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Office of the Secretary of State of Nevada in accordance with Section 200 of Chapter 92A of the Nevada Revised Statutes and the filing of the Certificate of Merger with the Office of the Secretary of State of Delaware in accordance with §252 of the DGCL. Under SEC regulations applicable to actions taken by stockholder consent requiring the distribution of an Information Statement to Stockholders, the Reincorporation Merger cannot be effected until 20 days after the distribution of this Information Statement to stockholders of UHF.

Securities Act Consequences

                The shares of Adamant common stock to be issued in exchange for shares of UHF common stock are not being registered under the Securities Act of 1933, as amended (the "Securities Act").  In that respect, Adamant is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has as its sole purpose a change in the domicile of the corporation does not involve the sale of the securities for purposes of the Securities Act.  After the Merger, Adamant will be a publicly held company, and it will file with the SEC and provide to its stockholders the same type of information that we have previously filed and provided.  Stockholders whose shares of UHF Common Stock are freely tradable before the Reincorporation Merger will continue to have freely tradable shares of the common stock of Adamant.  Stockholders holding restricted shares of common stock of Adamant will be subject to the same restrictions on transfer as those to which their present shares of UHF Common Stock are subject.  In summary, Adamant and its stockholders will be in the same respective positions under the federal securities laws after the Reincorporation Merger as they were in UHF and its stockholders prior to the Reincorporation Merger.

No Exchange of Stock Certificates Required

Stockholders are not required to exchange their stock certificates for new certificates representing shares of Adamant common stock.  New stock certificates representing shares of Adamant common stock will not be issued to a stockholder until such stockholder submits one or more existing certificates for transfer, whether pursuant to sale or other disposition.  However, stockholders (at their option and at their expense) may exchange their stock certificates for new certificates representing shares of Adamant common stock following the Effective Time of the Reincorporation Merger.

Accounting Treatment of the Reincorporation Merger

The Reincorporation Merger will be accounted for as a reverse merger whereby, for accounting purposes, UHF will be considered the accounting acquiror and Adamant will be treated as the successor to the historical operations of UHF. Accordingly, the historical financial statements of UHF, which previously have been reported to the Securities and Exchange Commission on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this information statement, will be treated as the financial statements of Adamant.

 Appraisal and Dissenters' Rights

Under applicable Delaware law regarding dissenting stockholder appraisal rights, UHF stockholders who do not consent to the Merger Agreement and the Reincorporation Merger may, under certain conditions, become entitled to be paid cash for the fair market value of their UHF common stock in lieu of receiving shares of Adamant common stock in accordance with the terms of the Merger Agreement.

Summarized below are the dissenters’ rights of the holders of UHF common stock and the statutory procedures required to be followed in order to perfect such rights. A copy of Section 262 of the DGCL, which governs dissenters’ rights under the DGCL, is attached to this Information Statement as Appendix D. The following summary is qualified in its entirety by reference to Section 262 of the DGCL, and such Section should be reviewed carefully by holders of UHF common stock. Failure to comply strictly with all conditions for asserting rights as a dissenting stockholder, including the time limits, will result in loss of such dissenters’ rights by the dissenting stockholder.

The Merger Agreement provides that shares of UHF common stock that are outstanding immediately prior to the consummation of the Merger and have not been voted in favor of, or consented to, the Merger will not be entitled to receive shares of Adamant common stock if the holder of the shares validly exercises and perfects statutory appraisal rights with respect to the shares.  However, the shares will be automatically converted into the right to receive shares of Adamant common stock on the same basis that all other shares of UHF capital stock are converted in the Merger when and if the holder of those shares withdraws his, her or its demand for appraisal or otherwise becomes legally ineligible to exercise appraisal rights.

Because UHF is a Delaware corporation, the availability of dissenting stockholder appraisal rights for UHF stockholders is governed by the DGCL, which is summarized below.

Holders of UHF common stock who dissent and do not vote in favor of, or consent to, the Merger are entitled to certain dissenter’s appraisal rights under the DGCL in connection with the Merger as described in Appendix D hereto.  Such holders who perfect their dissenter’s rights and follow certain procedures in the manner prescribed by the DGCL will be entitled to have their shares converted into the right to receive from the Company such cash consideration due pursuant to Section 262 of the DGCL.  Any stockholder who wishes to exercise dissenter’s appraisal rights under the DGCL or who wishes to preserve his, her or its right to do so should review Appendix D carefully.  Failure to comply with the procedures set forth therein will result in the loss of such rights.

Under the DGCL, you must follow the procedures set forth in Section 262 in order to be entitled to have your shares of UHF common stock appraised by the Delaware Court of Chancery and to receive a cash payment of the fair value of those shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, as determined by the Court of Chancery.  You should be aware that the fair value of your shares of UHF common stock as determined by Section 262 could be more than, the same as or less than the shares of Adamant common stock you would have received in the Merger if you did not seek appraisal of your shares.

Only holders of record of shares of UHF Common Stock may exercise dissenter’s appraisal rights.  The following discussion is not a complete statement of the law pertaining to dissenter’s appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 which is attached as Appendix D to this Proxy Statement.

Under Section 262, where a merger is to be submitted to stockholders for approval by written consent in lieu of a meeting, as in this case, the corporation, either before the effective date of the merger or within 10 days thereafter, must notify each of its stockholders entitled to dissenter’s appraisal rights of the approval of the merger and that dissenter’s appraisal rights are available and include in the notice a copy of Section 262.  This Information Statement will constitute such notice to the holders of UHF common stock, and the applicable statutory provisions are attached as Appendix D to this Information Statement.  Holders of UHF common stock who wish to exercise dissenter’s appraisal rights or to preserve their right to do so should review the following discussion and Appendix D carefully.  Holders who fail to timely and properly comply with the procedures specified will lose their dissenter’s appraisal rights.

If you wish to exercise dissenter’s appraisal rights, then you must:

(1)	not vote or consent to approve the Merger Agreement;

(2)	deliver to the Company, within 20 days after the mailing of this Information Statement (which constitutes notice to you), a written demand for appraisal; and

(3)	continuously hold of record your shares of UHF common stock from the date of delivering a demand for appraisal through the effective time of the Merger.

If you fail to comply with any of these conditions and the Merger becomes effective, then you will lose your dissenter’s appraisal rights and receive instead the shares of Adamant common stock you are entitled to receive in accordance with the Merger Agreement.

All written demands for appraisal under Section 262 must be sent or delivered to UHF Incorporated., c/o Eaton & Van Winkle LLP, 3 Park Avenue, 16th floor, New York, NY 10016, attention: Vincent J. McGill, Esq.

Within 10 days after the effective time of the Merger, UHF must notify each holder of UHF common stock who has complied with Section 262 and has not voted in favor of or consented to the Merger as of the date that the Merger has become effective.  At any time within 60 days after the effective time of the Merger, holders of UHF common stock have the right to withdraw their demand for appraisal and to accept the shares of Adamant common stock which such holders were entitled to receive in accordance with the terms of the Merger Agreement.

Within 120 days after the effective time of the Merger, but not after that time, UHF or any holder of UHF common stock who is entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the dissenting shares.  UHF is under no obligation to file this petition.  Accordingly, it is the obligation of the holders of UHF common stock to initiate all necessary action to perfect appraisal rights within the time prescribed in Section 262.

After determining the holders of UHF common stock entitled to appraisal, the Delaware Court of Chancery will appraise the fair value of their shares, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.  The costs of the action may be determined by the Court and taxed upon the parties as the Court deems equitable.  Upon application by a holder of UHF common stock, the Court also may order that all or a portion of the expenses incurred by any holder of UHF common stock in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all the shares entitled to be appraised.

If you fail to follow the steps required by Section 262 of the DGCL for perfecting dissenter’s appraisal rights, then you may lose these rights.  In that case, you will receive the shares of Adamant common stock to which you are entitled in accordance with the Merger Agreement.

UHF stockholders considering whether to seek appraisal should note that the fair value of their UHF common stock determined under Section 262 of the DGCL could be more than, the same as or less than the value of the shares of Adamant common stock to be issued in the Merger as set forth in the Merger Agreement.  Also, the Company reserves the right to assert in any appraisal proceeding that, for purposes thereof, the “fair value” of the Company’s common stock is less than the value of the shares of Adamant common stock to be issued in the Merger as set forth in the Merger Agreement.

The process of dissenting and exercising appraisal rights requires strict compliance with technical prerequisites.  Stockholders wishing to dissent should consult with their own legal counsel in connection with compliance with Section 262 of the DGCL.

Any stockholder who fails to comply with the requirements of Section 262 of the DGCL, attached as Appendix D to this Information Statement, will forfeit his, her or its rights to dissent from the Merger and exercise appraisal rights and will receive the shares of Adamant common stock to be issued   in the Merger as set forth in the Merger Agreement.

Available Information

                                 We file annual, quarterly and periodic reports, proxy statements and other information with the SEC. These filings are available to the public on the Internet at the SEC's web site, http://www.sec.gov. The SEC's web site contains reports, proxy statements and other information regarding issuers, like us, that file these reports, statements and other documents electronically with the SEC.  You can also read and copy any document we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the SEC's Public Reference Section at that address. Please call the SEC at 1-800-SEC-0330 for further information regarding the operation of the Public Reference Room.

July 25, 2014	By order of the Board of Directors,

Changkui Zhu Chief Executive officer

APPENDIX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (hereinafter called this "Agreement"), dated as of July 4, 2014, is entered into between UHF Incorporated, a Delaware corporation (the "Company") and Adamant DRI Processing and Minerals Group, a Nevada corporation and a wholly owned subsidiary of the Company ("Adamant").

Preliminary Statement

The Company, whose shares of common stock are registered under Section 12(g) of the Securities Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation.  The Company has formed Adamant in order to effect the reincorporation.

The board of directors of each of the Company and Adamant deems it advisable and in the best interests of such corporations and their respective stockholders, that the Company be merged with and into Adamant, upon the terms and subject to the conditions herein stated, and that Adamant be the surviving corporation (the "Reincorporation Merger").

                 NOW, THEREFORE, in consideration of the premises and of the agreements of the parties hereto contained herein, the parties hereto agree as follows:

ARTICLE I
THE REINCORPORATION MERGER; EFFECTIVE TIME

        1.1.    The Reincorporation Merger.    Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into Adamant whereupon the separate existence of the Company shall cease. Adamant shall be the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") in the Reincorporation Merger and shall continue to be governed by the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the "DGCL") and in the Chapter 78 of the Nevada Revised Statutes, as amended (the "NRS"), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

        1.2.    Effective Time.    Provided that the conditions set forth in Section 5.1 have been fulfilled in accordance with this Agreement and that this Agreement has not been terminated or abandoned pursuant to Section 6.1, on the date of the closing of the Reincorporation Merger, the Company and Adamant shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the "Nevada Articles of Merger") and a Certificate of Merger to be executed and filed with the Secretary of State of Delaware (the "Delaware Certificate of Merger"). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the "Effective Time").

ARTICLE II
CHARTER AND BYLAWS OF THE SURVIVING CORPORATION

        2.1.    The Certificate of Incorporation.    The articles of incorporation of Adamant in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

        2.2.    The Bylaws.    The bylaws of Adamant in effect at the Effective Time shall be the bylaws of the Surviving Corporation, until amended in accordance with the provisions provided therein or applicable law.

ARTICLE III
OFFICERS AND DIRECTORS OF THE SURVIVING CORPORATION

        3.1.    Officers.    The officers of Adamant at the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

        3.2.    Directors.    The directors of Adamant at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

ARTICLE IV
EFFECT OF MERGER ON CAPITAL STOCK

        4.1.    Effect of Merger on Capital Stock.    At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, Adamant or the stockholders of the Company:

(a)   Each share of common stock of the Company, par value $0.001, other than shares ("Dissenting Shares") that are owned by shareholders ("Dissenting Stockholders") exercising dissenters' rights pursuant to Section 262 of the DGCL outstanding immediately prior to the Effective Time, shall be converted (without the surrender of stock certificates or any other action) into one fully paid and non-assessable share of common stock, par value $0.001, of Adamant ("Nevada common stock"), with the same rights, powers and privileges as the shares so converted and all shares of common stock of the Company shall be cancelled and retired and shall cease to exist.

(b)   Each option, warrant, or other security of the Company issued and outstanding immediately prior to the Effective Time shall be (i) converted into and shall be an identical security of Adamant, and (ii) in the case of securities to acquire common stock, converted into the right to acquire the number of shares of Nevada common stock equal to the number of shares of Delaware common stock that were acquirable pursuant to such option, warrant, or other security at the Effective Date.  The same number of shares of Nevada common stock shall be reserved for purposes of the exercise of such options, warrants, or other securities as is equal to the number of shares of the common stock so reserved as of the Effective Time.

 (c)   Each share of Nevada common stock owned by the Company shall no longer be outstanding and shall be cancelled and retired and shall cease to exist.

          4.2.    Certificates.    At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Delaware common stock (other than Dissenting Shares), or options, warrants, or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Nevada common stock equal to the number of shares of Delaware common stock represented thereby or that were acquirable pursuant to such options, warrants, or other securities of Adamant, as the case may be, into which the shares of common stock, options, warrants, or other securities of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its  transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware common stock, options, warrants, or other securities of Adamant, as the case may be, evidenced by such outstanding certificate, as above provided.

         4.3    Dissenters' Rights.    No Dissenting Stockholder shall be entitled to shares of Nevada common stock under this Article IV unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Reincorporation Merger under Section 262 of the DGCL, and any Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to Dissenting Shares owned by such Dissenting Stockholder (“Dissenter Rights”). If any person or entity who otherwise would be deemed a Dissenting Stockholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to dissent, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Nevada common stock pursuant to Section 4.1 hereof.

ARTICLE V
CONDITIONS

        5.1.    Shareholder Approval of Reincorporation Merger.    The respective obligation of each party hereto to effect the Reincorporation Merger is subject to approval of this Agreement and the transactions contemplated hereby by the holders of a majority of the outstanding shares of the common stock of the Company pursuant to Section 228 of the DGCL at the Company’s 2013 annual meeting of stockholders.

        5.2    Proxy Statement.  The Company shall file with the Securities and Exchange Commission and distribute to its stockholders a proxy statement pursuant to Regulation 14A of the Exchange Act soliciting proxies “for” approval of this Agreement and the Reincorporation Merger at the Company’s 2013 annual meeting of stockholders, which proxy statement shall discuss the terms of the Reincorporation Merger and advise stockholders of their Dissenter’s Rights.

ARTICLE VI
TERMINATION

        6.1.    Termination.    This Agreement may be terminated, and the Reincorporation Merger may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Agreement by the stockholders of the Company, if the board of directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or Adamant, or any of their respective stockholders, directors or officers.

ARTICLE VII
MISCELLANEOUS AND GENERAL

        7.1.    Modification or Amendment.    Subject to the provisions of applicable law, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the approval of this Agreement by the holders of common stock of the Company shall not (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of the Company, (ii) alter or change any provision of the articles of incorporation of the Surviving Corporation to be effected by the Reincorporation Merger, or (iii) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the parties hereto.

        7.2.    Counterparts.    This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

        7.3.    Governing Law.    This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware, without regard to the conflict of law principles thereof.

        7.4.    Entire Agreement.    This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

        7.5.    No Third Party Beneficiaries.    This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

        7.6.    Severability.    The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        7.7.    Headings.    The headings therein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

UHF Incorporated. a Delaware corporation

By:	/s/ Changkui Zhu
Changkui Zhu Chief Executive Officer

Adamant DRI Processing and Minerals Group a Nevada corporation

By:	/s/ Changkui Zhu
Changkui Zhu Chief Executive Officer

APPENDIX B

ROSS MILLER Secretary of State 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY- DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation	ADAMANT DRI PROCESSING AND MINERALS GROUP
2. Registered Agent for Service of Process: (Check only one Box)	☒ Commercial Registered Agent: CSC Service of Nevada, Inc.
Name
☐Noncommercial Registered Agent OR ☐ Office or Position with Entity
	(name and address below)		(name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Nevada
	Street Address		City	Zip Code

Nevada
	Mailing Address		City	Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)				Number of Shares without par value:
	Number of Shares with par value:	101,000,000 see att. 1	Par value per share: $ 0.001

4. Names and Addresses of the Board of Directors/Trustees: (each Director/ Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Changkui Zhu
Name
	Section 1, Apt.202, Shenlan Apartment Building 2	Tianjin	CH
	Street Address	City	State	Zip Code
2) Zhengting Deng
Name
	Chunshugou Luanzhuang Village, Zhuolu County	Zhangjiakou,Hebei Province	CH
	Street Address	City	State	Zip Code
5. Purpose: (optional; see instructions)	The purpose of the corporation shall be:		6. Benefit Corporation:
	To engage in any lawful act or activity for which corporations may be organized and incorporated under the laws of Nevada.		(see instructions)	☐ Yes

7. Name, Address and Signature of Incorporator:	I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.
(attach additional page if more than incorporator)	Changkui Zhu	X
	Name	Incorporator Signature
	c/oEaton & Van Winkle LLP, 3 Park Ave., 16th fl.	New York	NY 10016
	Address	City	State Zipcode
8. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity.

X
	Authorized Signature of Registered Agent or on Behalf of Registered Agent or on Behalf of Registered Agent Entity		Date

ATTACHMENT 1 TO

ARTICLES OF INCORPORATION

OF

ADAMANT DRI PROCESSING AND MINERALS GROUP

3. Authorized Stock:

      The Corporation shall be authorized to issue 101,000,000 shares of capital stock, of which 100,000,000 shares shall be shares of Common Stock, $0.001 par value (“Common Stock”), and 1,000,000 shares shall be shares of Preferred Stock, $0.001 par value (“Preferred Stock”).

      Shares of Preferred Stock may be issued from time to time in one or more classes or series. The Board of Directors of the Corporation (the “Board of Directors”) is hereby authorized to fix by resolution or resolutions the classes, series, and number of each class or series of stock as provided in Nevada Revised Statutes (“NRS”) 78.195, 78.1955, and 78.196, as well as prescribe the voting powers, if any, designations, powers, preferences, and the relative, participating, optional, or other rights, if any, and the qualifications, limitations, or restrictions thereof, of any unissued class or series of Preferred Stock; to fix the number of shares constituting such class or series; and to increase or decrease the number of shares of any such class or series, but not below the number of shares thereof then outstanding.

       Except as otherwise provided by law or by the resolution or resolutions adopted by the Board of Directors designating the powers, designations, preferences, limitations, restrictions, and relative rights of any Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of Common Stock shall entitle the holder thereof to one vote on all matters on which stockholders are entitled generally to vote, and the holders of Common Stock shall vote together as a single class.

ATTACHMENT 2 TO

ARTICLES OF INCORPORATION

OF

ADAMANT DRI PROCESSING AND MINERALS GROUP

8. Board of Directors:

    The Board of Directors shall initially consist of two members and thereafter shall consist of the number of directors that, from time to time shall be fixed by, or in the manner provided in the bylaws of the corporation. The names and addresses of the individuals who are to serve as the initial Board of Directors of the corporation until the next annual meeting of stockholders, or until their successors are duly elected and qualified are set forth in Article 4 of these Articles of Incorporation.

    Elections of directors need not be done by written ballot unless the Bylaws of the corporation shall otherwise provide.

     Each director shall serve until his successor is elected and qualified or until his death, resignation or removal; and no decrease in the authorized number of directors shall shorten the term of any incumbent director.

     Newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

      In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation, subject, nevertheless, to the provisions of the NRS, these Articles of Incorporation, and any Bylaws.

9. Limitation on Liability:

      Unless otherwise provided by law, a director or officer is not individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his individual capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer and his breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. If the NRS is amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by the NRS as so amended from time to time. Neither any amendment nor repeal of this Article, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.

10. Indemnification:

         Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by the reason of the fact that he or she, or a person with whom he or she is a legal representative, is or was a director or officer of the Corporation, or who is serving at the request of the Corporation as a director or officer of another corporation, or is a representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines, and amounts paid or to be paid in a settlement) reasonably incurred or suffered by him or her in connection therewith. The right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil suit or proceeding must be paid by the Corporation as incurred and in advance of the final disposition of the action, suit, or proceeding, under receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right of such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this article.

         Without limiting the application of the foregoing, the Board of Directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the corporation to purchase or maintain insurance on behalf of any person who is or was a director or officer of the corporation or who is serving at the request of the corporation as an officer, director or representative of any other entity or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the corporation would have the power to indemnify such person.

         Any repeal or modification of the above provisions of this Article approved by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the corporation existing as of the time of such repeal or modification. In the event of any conflict between the above indemnification provisions, and any other Article of the Articles, the terms and provisions of this Article shall control.

11. Contracts or Other Transactions with Interested Persons:

         No contract or other transaction of the corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (i) the fact that any one or more of the directors or officers of the corporation is interested in or is a director or officer of such other firm or corporation; or, (ii) the fact that any director or officer of the corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the stockholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the corporation. Each person who may become a director or officer of the corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

12. Adoption and Amendment of By-Laws:

      The bylaws of the Corporation shall be adopted by the Board of Directors. The power to alter, amend, or repeal the bylaws or adopt new bylaws shall be vested in the board of directors, but the stockholders of the Corporation may also alter, amend, or repeal the bylaws or adopt new bylaws. The bylaws may contain any provisions for the regulation or management of the affairs of the Corporation not inconsistent with the laws of the state of Nevada now or hereafter existing.

13. Amendments:

      The Corporation reserves the right to amend, alter, change, or repeal all or any portion of the provisions contained in these articles of incorporation from time to time in accordance with the laws of the state of Nevada, and all rights conferred on stockholders herein are granted subject to this reservation.

APPENDIX C

BYLAWS
OF
ADAMANT DRI PROCESSING AND MINERALS GROUP
 (A Nevada corporation)

ARTICLE I
STOCKHOLDERS

Section 1.1.  Annual Meetings.  If required by applicable law or under the rules or regulations of any securities exchange or inter-dealer quotation service upon or through which the securities of the Corporation are listed or quoted (a “Listing Body”), an annual meeting of stockholders shall be held each year at such date, time and place, as may be designated by the board of directors (the “Board of Directors”) from time to time.  At such meeting, the holders of the Corporation’s voting securities entitled to vote thereon shall elect the Board of Directors and shall transact such other business as may be brought properly before the meeting.

Section 1.2.  Special Meetings.

1.2.1. Special meetings of stockholders entitled to vote at such meeting may be called at any time by the Chairman of the Board of Directors, the President (if he is also a member of the Board of Directors) or the Board of Directors, to be held at such date, time and place as may be determined by such person or persons calling the meeting and stated in the notice of the meeting. A special meeting shall be called by the President or the Secretary upon one or more written demands (which shall state the purpose or purposes therefore) signed and dated by the holders of shares representing not less than ten percent of all votes entitled to be cast on any issue(s) that may be properly proposed to be considered at the special meeting. If no place is designated in the notice, the place of the meeting shall be the principal office of the Corporation.

1.2.2. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of such meeting.

Section 1.3.  Notice of Meetings.  Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting stating the place, if any, date and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting. Unless otherwise provided by law, the Articles of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. Notice may be given by any means permitted by law. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation.

Section 1.4.  Adjournments.  Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time, place thereof, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5.  Quorum.  At each meeting of stockholders, except where otherwise provided by law or the Articles of Incorporation or these Bylaws, the holders of a majority in voting power of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. Shares entitled to vote as a separate class or series may take action on a matter at a meeting only if a quorum of those shares is present. For purposes of the foregoing, where a separate vote by class or classes or a series or multiple series is required for any matter, unless stated elsewhere the holders of a majority in voting power of the outstanding shares of such class or classes or a series or multiple series, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. In the absence of a quorum of the holders of any class or series of stock entitled to vote on a matter, the holders of such class or series so present or represented may, by majority vote, adjourn the meeting of such class or series with respect to that matter from time to time in the manner provided by Section 1.4 of these Bylaws until a quorum of such class or series shall be so present or represented. Shares of its own capital stock belonging on the record date for a meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6.  Organization.

1.6.1. The chairman of the annual or any special meeting of the stockholders shall be the Chairman of the Board of Directors, or in the absence of the Chairman, any person designated by the Board of Directors. The Secretary, or in the absence of the Secretary, an Assistant Secretary, shall act as the secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.6.2. The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the adjournment of any meeting, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls. The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from a ruling of the chairman.

1.6.3. If disorder shall arise that prevents continuation of the legitimate business of the meeting, the chairman may announce the adjournment of the meeting and quit the chair and upon the chairman so doing the meeting is immediately adjourned.

1.6.4. The chairman may ask or require that anyone who is not a bona fide stockholder or proxyholder leave the meeting.

Section 1.7.  Inspectors.  Prior to any meeting of stockholders, the Board of Directors may, and shall if required by law, appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting may, and shall if required by law, appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter other than a vote for or against such director’s or officer’s election to any position with the Corporation or on any other matter in which such officer or director may be directly interested. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

Section 1.8.  Voting; Proxies.

1.8.1. Unless otherwise provided in the Articles of Incorporation, or any certificate of designation authorizing the issuance of any series or class of capital stock of the Corporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after six months from its date, unless coupled with an interest or unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or represented by proxy at such meeting shall so determine. Except where applicable law, the rules or regulations of a Listing Body, the Articles of Incorporation or these Bylaws require a different vote, if a quorum exists, action on a matter other than the election of directors is approved if the votes cast favoring the action exceed the votes cast opposing the action. In an election of directors, a plurality of the votes of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director. For purposes of these Bylaws, “votes cast” shall mean all votes cast in favor of and against a particular proposal or matter, but shall not include “abstentions or broker non-votes.

1.8.2. The voting rights of shares of Common Stock shall only be as required by applicable law or the Articles of Incorporation.

Section 1.9 Notice of Stockholder Business and Nominations.   Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) by or at the direction of the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the whole Board or (ii) by any stockholder of the Corporation that is entitled to vote at the meeting with respect to the election of directors or the business to be proposed by such stockholder, as the case may be, who complies with the notice procedures set forth below and that is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation as provided below.

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for stockholder action under applicable law. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than 75 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of the seventy-fifth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and a beneficial owner on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

Notwithstanding anything in the second sentence of the preceding paragraph to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 80 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the preceding paragraph also shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation. For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Chairman of the Board or the Board of Directors pursuant to a resolution adopted by a majority of the whole Board or (ii) by any stockholder of the Corporation that is entitled to vote at the meeting with respect to the election of directors, that complies with the notice procedures set forth in the second paragraph of this Section and that is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation as provided below. Nominations by stockholders of persons for election to the Board of Directors may be made at a special meeting of stockholders if the stockholder’s notice as required by the preceding paragraph shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the ninetieth day prior to the special meeting and not later than the close of business on the later of the sixtieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

      Only persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section.

Except as otherwise provided by law, the Articles of Incorporation or this Section, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section and, if any proposed nomination or business is not in compliance with this Section, to declare that such defective nomination or proposal shall be disregarded.

 Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy materials with respect to a meeting of stockholders pursuant to Rule 14a-8 under Exchange Act or (ii) of the holders of any series of Preferred Stock or any other series or class of stock as set forth in the Articles of Incorporation to elect directors under specified circumstances or to consent to specific actions taken by the Corporation.

 Section 1.10.  Fixing Date for Determination of Stockholders of Record.

1.10.1.  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

1.10.2. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Nevada,  its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

1.10.3.  In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.11.  Consent of Stockholders in Lieu of Meeting Prohibited.  Any action required or permitted to be taken at any annual or special meeting of the stockholders may not be taken by written consent in lieu of   a meeting.

Section 1.12.  Meeting by Remote Communication.  If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

ARTICLE II
BOARD OF DIRECTORS

Section 2.1.  Powers; Number; Qualifications.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Articles of Incorporation. The Board of Directors shall consist of not less than one member, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors must be natural persons at least eighteen years of age but need not be stockholders of the Corporation.

Section 2.2.  Election; Term of Office; Resignation; Removal; Newly Created Directorships; Vacancies; Director Emeritus.

2.2.1.  Election; Term of Office.  The Board of Directors shall be elected at each annual meeting of stockholders by the holders of the shares of the Corporation entitled to vote thereon. Each director shall hold office until the next annual meeting of stockholders, and until the director’s successor is elected and qualified or until the director’s prior death, resignation, removal or disqualification.

2.2.2.  Resignation.  Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

2.2.3.  Removal.  Except as otherwise provided by law, any director may be removed, with or without cause, at any time by the affirmative vote of stockholders holding of record in the aggregate at least two-thirds of the outstanding shares of stock of the Corporation.  A vacancy on the Board of Directors caused by any such removal may be filled by a majority of the remaining directors at any time before the end of the unexpired term.

2.2.4.  Newly Created Directorships; Vacancies.  Unless otherwise provided in the Articles of Incorporation or these Bylaws, newly created directorships resulting from any increase in the authorized number of directors between annual meetings shall be filled by the affirmative vote of a majority of the members of the Board of Directors even if the remaining directors constitute less than a quorum. A director elected to fill a vacancy shall be elected for the unexpired term of such director’s predecessor in office.

Section 2.3.  Annual and Regular Meetings.  The Board of Directors shall hold its annual meeting without notice on the same day and the same place as, but just following, the annual meeting of stockholders, or at such other date, time and place as may be determined by the Board of Directors. Regular meetings of the Board of Directors shall be held without notice at such dates, times and places as may be determined by the Board of Directors by resolution.

Section 2.4.  Special Meetings; Notice.

2.4.1. Special meetings of the Board of Directors may be held, with proper notice, upon the call of the Chairman of the Board of Directors or by at a majority of the Board of Directors, at such time and place as specified in the notice.

2.4.2. Notice of the date, time and place of each special meeting of the Board of Directors shall be given to each director at least 24 hours prior to such meeting. The notice of a special meeting of the Board of Directors need not state the purposes of the meeting. Notice to each director of any special meeting may be given in person; by telephone, electronically transmitted facsimile, electronic mail or other means of wire or electronic transmission; or by mail or private carrier. Oral notice to a director of any special meeting is effective when communicated. Written notice to a director of any special meeting is effective at the earliest of: (i) the date received; (ii) five days after it is mailed; (iii) the date shown on the return receipt if mailed by registered or certified mail, return receipt requested, if the return receipt is signed by or on behalf of the director to whom the notice is addressed; (iv) or two business days after delivery by a nationally recognized carrier.

Section 2.5.  Participation in Meetings by Conference Telephone Permitted.  Directors or members of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or of such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

Section 2.6.  Quorum; Vote Required for Action.  At all meetings of the Board of Directors a majority of the directors then in office shall constitute a quorum for the transaction of business at such meeting. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In case at any meeting of the Board of Directors a quorum shall not be present, a majority of the directors present may, without notice other than announcement at the meeting, adjourn the meeting from time to time until a quorum can be obtained.

Section 2.7.  Organization.  The Board of Directors shall elect a Chairman of the Board of Directors from among its members. If the Board of Directors deems it necessary, it may elect a Vice-Chairman of the Board of Directors from among its members to perform the duties of the Chairman of the Board of Directors in such chairman’s absence and such other duties as the Board of Directors may assign. The Chairman of the Board of Directors or, in his absence, the Vice-Chairman of the Board of Directors, or in his absence, any director chosen by a majority of the directors present, shall act as chairperson of the meetings of the Board of Directors. The Secretary, any Assistant Secretary, or any other person appointed by the chairperson shall act as secretary of each meeting of the Board of Directors.

Section 2.8.  Action by Directors Without a Meeting.  Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission are filed with the minutes of proceedings of the Board of Directors or committee. Such filings shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 2.9.  Compensation of Directors.  The Board of Directors shall determine and fix the compensation, if any, and the reimbursement of expenses which shall be allowed and paid to the directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity or any of its subsidiaries in any other capacity and receiving proper compensation therefore.

Section 2.10.  Committees.  The Board of Directors may, by a vote of the majority of the directors then in office, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.

Section 2.11.  Committee Rules.  Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws. Each committee shall prepare minutes of its meetings which shall be delivered to the Secretary of the Corporation for inclusion in the Corporation’s records.

ARTICLE III
OFFICERS

Section 3.1.   Officers; Election.  The Board of Directors shall, annually or at such times as the Board of Directors may designate, appoint a President, a Secretary and a Treasurer, and elect from among its members a Chairman. The Board of Directors may also appoint one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers and such other officers as the Board of Directors may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. The Board of Directors may delegate, by specific resolution, to an officer the power to appoint other specified officers or assistant officers. Any number of offices may be held by the same person. Each officer shall be a natural person who is eighteen years of age or older.

Section 3.2.   Term of Office; Resignation; Removal; Vacancies.  Unless otherwise provided in the resolution of the Board of Directors appointing any officer, each officer shall hold office until the next annual meeting of the Board of Directors at which such officer’s successor is appointed and qualified or until such officer’s earlier death, resignation or removal. Any officer may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the appointment of an officer shall not of itself create contractual rights. The Board of Directors may also delegate to an officer the power to remove other specified officers or assistant officers. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors. An officer appointed to fill a vacancy shall serve for the unexpired term of such officer’s predecessor, or until such officer’s earlier death, resignation or removal.

Section 3.3.   Temporary Delegation of Duties.  In the case of the absence of any officer, or his inability to perform his duties, or for any other reason deemed sufficient by the Board of Directors, the Board of Directors may delegate the powers and duties of such officer to any other officer or to any director temporarily, provided that a majority of the directors then in office concur and that no such delegation shall result in giving to the same person conflicting duties.

Section 3.4.   Chairman.  The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board of Directors or as may be provided by law.

Section 3.5.   Chief Executive Officer.  The Chief Executive Officer (the “CEO”), if one is appointed by the Board of Directors, shall perform all duties customarily delegated to the chief executive officer of a corporation and such other duties as may from time to time be assigned to the CEO by the Board of Directors and these Bylaws.

Section 3.6.   President.  If there is no separate CEO, the President shall be the CEO of the Corporation; otherwise, the President shall be responsible to the CEO for the day-to-day operations of the Corporation. The President shall have general and active management of the business of the Corporation; shall see that all orders and resolutions of the Board of Directors are carried into effect; and shall perform all duties as may from time to time be assigned by the Board of Directors or the CEO.

Section 3.7.   Vice Presidents.  The Vice President or Vice Presidents shall have such powers and shall perform such duties as may, from time to time, be assigned to him or her or them by the Board of Directors, the CEO or the President or as may be provided by law.

Section 3.8.   Secretary.  The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees thereof in a book to be kept for that purpose, shall authenticate records of the Corporation, shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

Section 3.9.   Treasurer.  The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board of Directors may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall maintain books of account and records and exhibit such books of account and records to any of the directors of the Corporation at any reasonable time, shall receive and give receipts for monies due and payable to the Corporation from any source whatsoever, shall render to the CEO, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation, and, if called to do so, make a full financial report at the annual meeting of the stockholders, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board of Directors, the CEO or the President or as may be provided by law.

Section 3.10.   Assistant Secretaries and Assistant Treasurers.  The Assistant Secretaries and Assistant Treasurers, if any, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the CEO or the Board of Directors. In the absence or at the request of the Secretary or the Treasurer, the Assistant Secretaries or Assistant Treasurers, respectively, shall perform the duties and exercise the powers of the Secretary or Treasurer, as the case may be.

 Section 3.11.   Other Officers.  The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors.

Section 3.12.    Compensation.  The salaries and other compensation of the officers shall be fixed or authorized from time to time by the Board of Directors. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director of the Corporation.

ARTICLE IV
STOCK

Section 4.1.   Stock Certificates and Uncertificated Shares.  The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, representing the number of shares of stock registered in certificate form owned by such holder. Any and all the signatures on the certificate may be by a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

          Section 4.2.   Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.  The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond in such form and amount (not exceeding twice the value of the stock represented by such certificate) and with such surety and sureties as the Secretary may require in order to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 4.3.   Transfer of Stock.  Subject to any transfer restrictions set forth or referred to on the stock certificate or of which the Corporation otherwise has notice, shares of the Corporation shall be transferable on the books of the Corporation upon presentation to the Corporation or to the Corporation’s transfer agent of a stock certificate signed by, or accompanied by an executed assignment form, from the holder of record thereof, his duly authorized legal representative, or other appropriate person as permitted by Chapter 78 of the Nevada Revised Statutes or other applicable law. The Corporation may require that any transfer of shares be accompanied by proper evidence reasonably satisfactory to the Corporation or to the Corporation’s transfer agent that such endorsement is genuine and effective. Upon presentation of shares for transfer as provided above, the payment of all taxes, if any, therefor, and the satisfaction of any other requirement of law, including inquiry into and discharge of any adverse claims of which the Corporation has notice, the Corporation shall issue a new certificate to the person entitled thereto and cancel the old certificate. Every transfer of stock shall be entered on the stock books of the Corporation to accurately reflect the record ownership of each share. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation.

Section 4.4.   Preferred Stock.  Shares of preferred stock shall be issued by the Corporation only after filing a certificate of designation as described in the Corporation’s Articles of Incorporation with the Nevada Secretary of State and satisfying all other requirements of the Articles of Incorporation and Chapter 78 of the Nevada Revised Statutes with respect thereto.

Section 4.5.   Holders of Record.  The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as may be required by the laws of Nevada.

ARTICLE V
EXECUTION OF INSTRUMENTS; CHECKS AND ENDORSEMENTS; DEPOSITS; ETC.

Section 5.1.   Execution of Instruments.  Except as otherwise provided by the Board of Directors, the Chairman, the CEO, the President, any Vice President, the Treasurer or the Secretary shall have the power to execute and deliver on behalf of and in the name of the Corporation any instrument requiring the signature of an officer of the Corporation. Unless authorized to do so by these Bylaws or by the Board of Directors, no assistant officer, agent or employee shall have any power or authority to bind the Corporation in any way, to pledge its credit or to render it liable pecuniarily for any purpose or in any amount.

Section 5.2.   Checks and Endorsements.  All checks, drafts or other orders for the payment of money, obligations, notes or other evidences of indebtedness issued in the name of the Corporation and other such instruments shall be signed or endorsed for the Corporation by such officers or agents of the Corporation as shall from time to time be determined by resolution of the Board of Directors, which resolution may provide for the use of facsimile signatures.

Section 5.3.   Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the Corporation’s credit in such banks or other depositories as shall from time to time be determined by resolution of the Board of Directors, which resolution may specify the officers or agents of the Corporation who shall have the power, and the manner in which such power shall be exercised, to make such deposits and to endorse, assign and deliver for collection and deposit checks, drafts and other orders for the payment of money payable to the Corporation or its order.

Section 5.4.   Voting of Securities and Other Entities.  Unless otherwise provided by resolution of the Board of Directors, the Chairman, Chief Executive Officer, or the President, or any officer designated in writing by any of them, is authorized to attend in person, or may execute written instruments appointing a proxy or proxies to represent the Corporation, at all meetings of any corporation, partnership, limited liability company, association, joint venture, or other entity in which the Corporation holds any securities or other interests and may execute written waivers of notice with respect to any such meetings. At all such meetings, any of the foregoing officers, in person or by proxy as aforesaid and subject to the instructions, if any, of the Board of Directors, may vote the securities or interests so held by the Corporation, may execute any other instruments with respect to such securities or interests, and may exercise any and all rights and powers incident to the ownership of said securities or interests. Any of the foregoing officers may execute one or more written consents to action taken in lieu of a formal meeting of such corporation, partnership, limited liability company, association, joint venture, or other entity.

     ARTICLE VI
MISCELLANEOUS

Section 6.1.   Fiscal Year.  The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.2.   Seal.  The Corporation may have a corporate seal in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. The impression of the seal may be made and attested by either the Secretary or any Assistant Secretary for the authentication of contracts or other papers requiring the seal.

Section 6.3.   Waiver of Notice of Meetings of Stockholders, Directors and Committees.  Whenever notice is required to be given by law or under any provision of the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except (i) in the case when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and (ii) in the case when the person attends the meeting for the purpose of objecting to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the notice of the meeting, the person objects to considering the matter when it is presented. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles of Incorporation or these Bylaws.

Section 6.4.   Dividends and Other Distributions.  Subject to the provisions of Chapter 78 of the Nevada Revised Statutes, dividends and other distributions may be declared by the Board of Directors in such form, frequency and amounts as the condition of the affairs of the Corporation shall render advisable.

Section 6.5.   Form of Records.  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time.

Section 6.6.   Record of Stockholders.  The Secretary shall maintain, or shall cause to be maintained, a record of the names and addresses of the Corporation’s stockholders, in a form that permits preparation of a list of stockholders that is arranged by class of stock entitled to vote and, within each such class, by series of shares, that is alphabetical within each class or series, and that shows the address of, and the number of shares of each class or series held by, each stockholder.

Section 6.7.   Addresses of Stockholders.  Each stockholder shall furnish to the Secretary of the Corporation or the Corporation’s transfer agent an address to which notices from the Corporation, including notices of meetings, may be directed and if any stockholder shall fail so to designate such an address, it shall be sufficient for any such notice to be directed to such stockholder at such stockholder’s address last known to the Secretary or transfer agent.

Section 6.8.   Amendment of Bylaws.  The Board of Directors shall have the power to adopt, amend or repeal, from time to time, these Bylaws.  The holders of shares of the capital stock of the Corporation entitled to vote thereon also may adopt additional Bylaws and may amend or repeal any Bylaw, whether or not adopted by them, at an annual stockholders meeting or a special meeting called, wholly or in part, for such purpose. The power of the Board of Directors to adopt, amend or repeal Bylaws may be limited by an amendment to the Articles of Incorporation or an amendment to the Bylaws adopted by the holders of shares of the capital stock of the Corporation entitled to vote thereon that provides that a particular Bylaw or Bylaws may only be adopted, amended or repealed by the holders of shares of the capital stock of the Corporation entitled to vote thereon.

APPENDIX D

DELAWARE GENERAL CORPORATION LAW - APPRAISAL RIGHTS

§ 262. Appraisal rights.

(a)           Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)           Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1)           Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2)           Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a.           Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b.           Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c.           Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d.           Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

 (3)           In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c)           Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d)           Appraisal rights shall be perfected as follows:

(1)           If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares.  A proxy or vote against the merger or consolidation shall not constitute such a demand.  A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2)           If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)           Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f)           Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)           At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h)           After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)           The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

 (j)           The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k)           From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l)           The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

 (8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21.)